UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2020

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market LLC
1.250% Senior Notes Due 2022	AMGN22	New York Stock Exchange
2.000% Senior Notes Due 2026	AMGN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On January 2, 2020, Amgen Inc. (“Amgen”) issued a press release announcing the closing of the transactions described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

As previously disclosed in Amgen’s Current Report on Form 8-K filed with the Securities and Exchange Commission, on October 31, 2019, Amgen entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with BeiGene, Ltd. (“BeiGene”) and a Collaboration Agreement (the “Collaboration Agreement”) with BeiGene Switzerland GmbH (“BeiGene Switzerland”). On December 6, 2019, Amgen and BeiGene entered into an amendment (the “SPA Amendment”) to the Share Purchase Agreement to allow Amgen to subscribe for, and the Company to allot and issue to Amgen, securities representing an additional number of ordinary shares in an amount not to exceed five million ordinary shares in order to allow Amgen to hold up to 20.5% of the Company’s outstanding share capital as of a date four business days prior to the closing.

On January 2, 2020, Amgen closed its purchase of 15,895,001 BeiGene American Depositary Shares, each representing 13 BeiGene ordinary shares, under the amended Share Purchase Agreement. Concurrently with such closing, the Collaboration Agreement became effective.

The foregoing descriptions of the Collaboration Agreement, Share Purchase Agreement and SPA Amendment are not complete and are qualified in their entirety by reference to the Collaboration Agreement, Share Purchase Agreement and SPA Amendment. Amgen intends to file copies of the Share Purchase Agreement and SPA Amendment as exhibits to its Schedule 13D filing reporting its interest in BeiGene’s securities and a copy of the Collaboration Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 2, 2020.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 2, 2020	By:	/s/ Jonathan P. Graham
Jonathan P. Graham
Executive Vice President, General Counsel and Secretary